Fidelity®

Magellan®

Fund

Semiannual Report

September 30, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

It's too early to assess how the financial markets will respond long term to the events of September 11, 2001, but the short-term reaction was clear. Many investors, already concerned about the poor showing of equities during the year, were quick to sell stocks when the market reopened. Composure returned to a large degree shortly thereafter, however, and many equity and bond indexes were on the upswing as September ended.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended September 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Magellan ®	-9.28%	-28.00%	61.61%	226.08%
Fidelity Magellan (incl. 3.00% sales charge)	-12.00%	-30.16%	56.76%	216.30%
S&P 500 ®	-9.68%	-26.62%	62.71%	230.59%
Growth Funds Average	-13.17%	-34.15%	42.23%	183.17%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 1,955 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended September 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan	-28.00%	10.08%	12.55%
Fidelity Magellan (incl. 3.00% sales charge)	-30.16%	9.41%	12.20%
S&P 500	-26.62%	10.23%	12.70%
Growth Funds Average	-34.15%	6.78%	10.51%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on September 30, 1991, and the current 3.00% sales charge was paid. As the chart shows, by September 30, 2001, the value of the investment would have grown to $31,630 - a 216.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,059 - a 230.59% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of September 30, 2001, the six month, one year, five year, and 10 year cumulative total returns for the large cap core funds average were, -10.61%, -27.41%, 45.20%, and 183.99%, respectively. The one year, five year, and 10 year average annual total returns were, -27.41%, 7.55%, and 10.77%, respectively. The six month, one year, five year and 10 year cumulative returns for the large cap supergroup average were, -12.56%, -32.58%, 42.47%, and 177.55%, respectively. The one year, five year, and 10 year average annual total returns were, -32.58%, 7.05%, and 10.50%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

A slumping economy that prompted a flood of corporate earnings warnings in a variety of sectors sent the major U.S. equity indexes lower during the six-month period ending September 30, 2001. Declining consumer confidence, slowing product demand and overcapacity in many industries were some of the factors that squeezed corporate profits as the period progressed. Reacting to weaker earnings growth, the blue chips' Dow Jones Industrial AverageSM declined 9.62%, while the large-cap Standard & Poor's 500SM Index and the tech-heavy NASDAQ Composite® Index fell 9.68% and 18.43%, respectively. Small-cap stocks didn't offer investors a much better alternative, as evidenced by the -9.47% return for the Russell 2000® Index. The federal government implemented a number of measures to buoy the economy. Hoping to ease the terms by which businesses could borrow money to expand, the Federal Reserve Board lowered interest rates on five separate occasions. Additionally, Congress approved President Bush's proposed federal tax cut, putting billions of dollars into the hands of consumers. By the end of the period, however, these two measures had yet to staunch the weakening economy. Meanwhile, the tragic terrorist attacks on September 11, 2001, added further duress to the equity market and the economy, most notably in the airline, hotel, gaming and insurance industries.

(Portfolio Manager photograph)
An interview with Robert Stansky, Portfolio Manager of Fidelity Magellan Fund

Q. Bob, how did the fund perform?

A. In absolute terms, not very well. However, relative to its benchmark and peers, Magellan fared better. During the six months ending September 30, 2001, the fund had a total return of -9.28%, just beating the fund's benchmark index - the Standard & Poor's 500 Index - which returned -9.68%. The fund easily topped the average return of growth funds tracked by Lipper Inc., which was -13.17% during the period. For the 12 months ending September 30, 2001, the fund had a total return of -28.00%, the S&P 500 returned -26.62% and the average return of Lipper growth funds was -34.15%.

Q. The past six months was more of the same for the market and the fund - a continuation of the downward slide that began in March 2000. What dynamics have been at work?

A. I've said many times in these reports that stock prices tend to follow earnings over time, and corporate earnings have been under extreme pressure for the past year and a half. There are several culprits. Of course, the U.S. economy began to worsen last year and accelerated in the direction of a recession over the past several months. Layer on top of that the excess of capital and inventories that were built up in corporate America during the late 1990s - particularly in the technology and telecommunications sectors - that had to be unwound. Then add in the historically high stock valuations - meaning prices relative to earnings - that we saw in late 1999 and early 2000, and you have a recipe for a tough bear market. Finally, the terrible tragedies of September 11 had negative repercussions throughout the economy, the stock market and, of course, our national psyche.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Did the fallout of the events of September 11 cause you to make changes in the way you manage the fund?

A. Not in my bottom-up approach to building the fund stock by stock. I continued to look at companies one at a time, pretty much the same way I always have, with an eye toward critical elements such as future earnings potential, cash flow and stock valuation. That said, the tragedies had significant impacts on many companies and industries. It has caused corporations and consumers alike to rethink spending in the near term. Obviously hard hit were the airlines, leisure industries such as entertainment and travel, and retailers. Consumers have begun to focus on lower-priced items when they shop. That $40 shirt they may have purchased earlier this year may be forsaken for a $19.95 special. More broadly speaking, during the entire duration of the past six months, the traditionally defensive sectors of the market have fared the best. In those areas where I had the fund positioned defensively, I succeeded. However, in areas where I was aggressive, my positioning of the fund generally wasn't advantageous.

Q. Certainly the biggest defensive bet you made during the period was in the technology sector. Back on March 31, 2001, the fund held 11.6% of its net assets in tech compared to 17.4% in the S&P 500 . . .

A. . . . and I kept the fund underweighted in technology through the end of the period, which was by far the single biggest positive contributor to performance relative to the S&P 500. I maintained far less than an index weighting in companies such as Hewlett-Packard, EMC, Nortel Networks and Compaq, among others, because it remained unclear to me how quickly U.S. companies could work through their excess inventories of technology products that I referenced earlier. Technology always has been a very cyclical industry with sharp rises and falls, but this recent downdraft certainly was one for the history books. In fact, by the end of the period, the forward-looking picture for the sector remained as cloudy as it was six months ago.

Q. What other moves helped the fund?

A. Treading very lightly in the utility sector, for one. Although utilities only made up 3.5% of the S&P 500 at the end of the period, they performed poorly as a group over the past six months. A significant weakening in commodity prices caused near-term profitability to suffer for many utilities. At the end of the period, less than 1% of the fund's net assets were invested in the sector. Also, some strong stock picks within the industrials sector helped the fund. For example, Tyco bounced back nicely as a result of strengthening earnings and, at the end of the period, still had a lower valuation than many other conglomerates.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. You mentioned that, as an investor during the period, defensive positioning paid off. How did the fund fare on that front?

A. In hindsight, investing more heavily in some of the more traditionally defensive sectors of the market would have helped performance. For example, health care was one of only two sectors in the S&P 500 that had a positive total return during the period as investors sought refuge in the steady earnings growth that these stocks often provide. While the fund had some strong stock picks in this sector - Cardinal Health, for example - it remained marginally underweighted in health care relative to the index during the period. While I believed health care maintained excellent long-term growth prospects, I remained concerned about increasing competition in the sector that has prevented some companies from raising prices on their products, because higher prices could translate into even stronger profits.

Q. How about consumer staples, another traditionally defensive sector?

A. Similar story, in that the fund remained slightly underweighted in the sector relative to the index during the period. For example, the fund was underweighted in Procter & Gamble during the period, and the stock rose more than 17% over the past six months.

Q. Where was the fund more "offensively" positioned?

A. The fund maintained aggressive positions in certain pockets of the consumer discretionary and financial sectors. Six months ago, I believed that some of the retailers stood a solid chance of growing earnings amid an environment of rapidly declining interest rates. However, the worsening economy took its toll on the earnings of companies such as the Gap and Home Depot, and led to lower advertising revenues for media companies such as Viacom and AOL Time Warner. In the financial sector, the fund maintained an aggressive focus on companies with large brokerage businesses. But stocks such as Citigroup, Merrill Lynch and J.P. Morgan Chase underperformed due largely to their exposure to the declining capital markets.

Q. Bob, what's your view on when the market environment will improve?

A. That question is perhaps even more difficult to answer now than it was six months ago. While stock valuations certainly have fallen considerably in 2001, a solid case can be made that many stocks are still overvalued. The reason is that corporate earnings - the second part of the price-to-earnings ratio that measures valuations - have fallen more rapidly than stock prices in many instances. In addition, a large amount of uncertainty remains regarding the total scope of the impact of the events of September 11th. All of that said, I feel pretty positive overall. The Federal Reserve Board has cut interest rates eight times this year, and other steps have been and likely will be taken to inject liquidity into the financial system. On the whole, the fund remains positioned more offensively than defensively, which reflects my cautious optimism.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 021

Trading symbol: FMAGX

Start date: May 2, 1963

Size: as of September 30, 2001, more than $71.6 billion

Manager: Robert Stansky, since 1996; manager, Fidelity Growth Company Fund and Fidelity Advisor Equity Growth Fund, 1987-1996; Fidelity Emerging Growth Fund, 1990-1991; Fidelity Select Defense and Aerospace Portfolio, 1984-1985; joined Fidelity in 1983

3

Bob Stansky on the good news and bad news of the economy and stock market:

"Perhaps at no point in recent years have we had such powerful positive and negative forces impacting the economy and the stock market at the same time. On the negative side, corporate earnings remain stunted by a very weak economy. Layoffs have continued and now have spread into industries that were previously immune. Overcapacity issues left over from the late '90s remain in the technology and telecommunications areas, particularly. And consumer confidence and the country's war on terrorism in the wake of September 11 are significant wildcards. The Federal Reserve Board has done its part by lowering interest rates; now the fate of the economy rests more heavily on the psychology of the consumer. Of course, the lower rates are potentially a big plus for the economy and the markets in coming months if consumers and corporations capitalize on them by increasing spending. Low energy prices are another positive to the extent they remain that way. And stock valuations - although still high in some areas - are generally much more attractive than they were a year ago. I think the pieces are falling into place for an economic recovery and a market rebound, but the near term remains a very difficult call."

Semiannual Report

Investment Changes

Top Ten Stocks as of September 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.8	4.9
Citigroup, Inc.	4.0	4.1
American International Group, Inc.	3.0	2.7
Exxon Mobil Corp.	2.8	2.9
Tyco International Ltd.	2.7	2.2
Pfizer, Inc.	2.6	2.4
Microsoft Corp.	2.6	1.9
Viacom, Inc. Class B (non-vtg.)	2.2	2.5
Wal-Mart Stores, Inc.	2.0	1.6
Fannie Mae	1.9	1.7
	28.6
Top Five Market Sectors as of September 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	20.5
Consumer Discretionary	15.0	16.3
Health Care	14.5	13.1
Information Technology	11.1	11.6
Industrials	10.5	11.2
Asset Allocation (% of fund's net assets)
As of September 30, 2001 *		As of March 31, 2001 **
	Stocks 94.5%		Stocks 95.1%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	3.6%	** Foreign investments	4.0%

Semiannual Report

Investments September 30, 2001

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.0%
Automobiles - 0.1%
Ford Motor Co.	3,135,454	$ 54,400
Hotels, Restaurants & Leisure - 0.7%
Extended Stay America, Inc. (a)(c)	5,859,603	84,788
Harrah's Entertainment, Inc. (a)	200,000	5,402
McDonald's Corp.	11,594,800	314,683
MGM Mirage, Inc. (a)	500,000	11,240
Park Place Entertainment Corp. (a)	4,029,200	29,534
Starwood Hotels & Resorts Worldwide, Inc. unit	2,699,327	59,385
		505,032
Household Durables - 0.4%
Black & Decker Corp.	1,500,000	46,800
Centex Corp.	600,000	20,238
Leggett & Platt, Inc.	7,100,000	138,450
Maytag Corp.	300,000	7,392
Nintendo Co. Ltd.	300,000	42,961
Sony Corp.	1,900,000	63,080
		318,921
Media - 7.2%
AOL Time Warner, Inc. (a)	38,386,854	1,270,605
Charter Communications, Inc. Class A (a)	2,300,000	28,474
Clear Channel Communications, Inc. (a)	15,032,854	597,556
Comcast Corp. Class A (special) (a)	3,250,000	116,578
Cox Communications, Inc. Class A (a)	2,689,400	112,282
EchoStar Communications Corp. Class A (a)	2,400,000	55,848
Fox Entertainment Group, Inc. Class A (a)	2,000,000	38,200
Gannett Co., Inc.	3,010,400	180,955
McGraw-Hill Companies, Inc.	2,626,000	152,833
News Corp. Ltd. ADR	3,900,000	93,990
Omnicom Group, Inc.	5,901,576	383,012
Tribune Co.	2,233,922	70,145
UnitedGlobalCom, Inc. Class A (a)	735,700	1,707
Univision Communications, Inc. Class A (a)	2,090,000	47,966
USA Networks, Inc. (a)	1,389,600	24,985
Viacom, Inc. Class B (non-vtg.) (a)	45,239,937	1,560,778
Vivendi Universal SA sponsored ADR	1,000,000	46,350
Walt Disney Co.	21,001,500	391,048
		5,173,312
Multiline Retail - 2.7%
Costco Wholesale Corp. (a)	1,400,000	49,784
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc. (a)	1,147,300	$ 32,354
Kmart Corp. (a)	1,000,000	6,990
Neiman Marcus Group, Inc. Class A (a)	330,000	8,069
Sears, Roebuck & Co.	2,000,000	69,280
Target Corp.	10,000,000	317,500
Wal-Mart Stores, Inc.	28,887,840	1,429,948
		1,913,925
Specialty Retail - 3.5%
AutoNation, Inc. (a)	11,567,927	101,682
Best Buy Co., Inc. (a)	6,032,600	274,182
Circuit City Stores, Inc. - Circuit City Group	1,200,000	14,400
Gap, Inc.	12,629,300	150,920
Home Depot, Inc.	29,000,000	1,112,730
Lowe's Companies, Inc.	6,715,000	212,530
Office Depot, Inc. (a)	11,443,800	155,636
Staples, Inc. (a)	21,500,000	287,025
The Limited, Inc.	7,800,000	74,100
TJX Companies, Inc.	3,000,000	98,700
		2,481,905
Textiles & Apparel - 0.4%
Coach, Inc.	500,000	13,255
Liz Claiborne, Inc.	2,547,800	96,052
NIKE, Inc. Class B	3,398,500	159,084
Polo Ralph Lauren Corp. Class A (a)(c)	2,133,700	40,007
		308,398
TOTAL CONSUMER DISCRETIONARY		10,755,893
CONSUMER STAPLES - 6.9%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	2,783,200	116,560
PepsiCo, Inc.	12,924,300	626,829
The Coca-Cola Co.	18,466,100	865,137
		1,608,526
Food & Drug Retailing - 0.9%
Albertson's, Inc.	700,000	22,316
CVS Corp.	6,631,786	220,175
Kroger Co. (a)	1,000,000	24,640
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.	8,621,300	$ 66,556
Safeway, Inc. (a)	8,554,400	339,781
		673,468
Food Products - 0.2%
Kraft Foods, Inc. Class A	3,355,400	115,325
Household Products - 1.2%
Kimberly-Clark Corp.	5,600,000	347,200
Procter & Gamble Co.	6,747,300	491,136
		838,336
Personal Products - 0.6%
Avon Products, Inc.	2,546,000	117,753
Gillette Co.	11,406,200	339,905
		457,658
Tobacco - 1.8%
Philip Morris Companies, Inc.	26,300,000	1,270,027
TOTAL CONSUMER STAPLES		4,963,340
ENERGY - 8.0%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	5,621,000	162,728
Cooper Cameron Corp. (a)	1,795,500	58,892
Halliburton Co.	9,599,600	216,471
Nabors Industries, Inc. (a)	700,000	14,679
Santa Fe International Corp.	300,000	6,375
Schlumberger Ltd. (NY Shares)	9,388,100	429,036
Smith International, Inc. (a)	139,300	5,071
Transocean Sedco Forex, Inc.	1,512,563	39,932
Weatherford International, Inc. (a)	1,520,000	38,775
		971,959
Oil & Gas - 6.6%
Anadarko Petroleum Corp.	4,610,000	221,649
Apache Corp.	1,959,715	84,268
BP PLC sponsored ADR	5,368,842	263,986
Burlington Resources, Inc.	2,952,525	101,006
Chevron Corp.	8,462,100	717,163
Conoco, Inc. Class B	8,292,088	210,122
Devon Energy Corp.	721,600	24,823
Exxon Mobil Corp.	51,460,336	2,027,537
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Occidental Petroleum Corp.	3,021,400	$ 73,541
Phillips Petroleum Co.	640,000	34,522
Royal Dutch Petroleum Co. (NY Shares)	7,932,700	398,618
Shell Transport & Trading Co. PLC (Reg.)	13,327,100	98,620
Texaco, Inc.	5,500,000	357,500
TotalFinaElf SA Class B	1,000,000	135,100
USX - Marathon Group	550,000	14,713
		4,763,168
TOTAL ENERGY		5,735,127
FINANCIALS - 20.4%
Banks - 4.8%
Bank of America Corp.	15,901,954	928,674
Bank of New York Co., Inc.	1,654,400	57,904
Bank One Corp.	4,873,800	153,378
Charter One Financial, Inc.	2,998,758	84,625
Comerica, Inc.	2,321,000	128,583
FleetBoston Financial Corp.	11,110,083	408,296
Mellon Financial Corp.	1,900,000	61,427
PNC Financial Services Group, Inc.	792,800	45,388
Synovus Financial Corp.	1,559,775	43,050
U.S. Bancorp, Delaware	8,110,674	179,895
Wachovia Corp.	6,572,156	203,737
Wells Fargo & Co.	24,955,000	1,109,250
		3,404,207
Diversified Financials - 11.3%
American Express Co.	17,883,300	519,689
Charles Schwab Corp.	6,425,000	73,888
Citigroup, Inc.	69,955,653	2,833,204
Daiwa Securities Group, Inc.	1,786,000	12,347
Fannie Mae	16,781,100	1,343,495
Freddie Mac	13,411,600	871,754
Goldman Sachs Group, Inc.	7,298,500	520,748
Household International, Inc.	4,220,395	237,946
J.P. Morgan Chase & Co.	13,929,300	475,686
MBNA Corp.	700,000	21,203
Merrill Lynch & Co., Inc.	6,092,900	247,372
Morgan Stanley Dean Witter & Co.	16,950,970	785,677
Nikko Securities Co. Ltd.	2,480,000	13,139
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Nomura Securities Co. Ltd.	6,301,000	$ 82,111
Providian Financial Corp.	2,175,000	43,826
		8,082,085
Insurance - 4.0%
AFLAC, Inc.	5,697,000	153,819
Allstate Corp.	200,000	7,470
American International Group, Inc.	27,531,170	2,147,431
Berkshire Hathaway, Inc. Class A (a)	557	38,990
Conseco, Inc. (a)	1,483,600	10,771
Hartford Financial Services Group, Inc.	1,400,000	82,236
Marsh & McLennan Companies, Inc.	2,037,700	197,046
MetLife, Inc.	5,000,000	148,500
The Chubb Corp.	800,000	57,128
UnumProvident Corp.	1,333,400	33,668
W.R. Berkley Corp.	300,000	14,400
		2,891,459
Real Estate - 0.3%
Equity Office Properties Trust	1,986,400	63,565
Equity Residential Properties Trust (SBI)	1,271,500	74,256
Host Marriott Corp.	9,930,200	70,008
		207,829
TOTAL FINANCIALS		14,585,580
HEALTH CARE - 14.5%
Biotechnology - 0.9%
Amgen, Inc. (a)	3,040,000	178,661
Applera Corp. - Celera Genomics Group (a)	301,800	7,273
Biogen, Inc. (a)	1,800,000	100,044
Genentech, Inc. (a)	3,503,750	154,165
Genzyme Corp. - General Division (a)	700,000	31,794
Gilead Sciences, Inc. (a)	1,400,000	78,638
Human Genome Sciences, Inc. (a)	200,000	6,182
IDEC Pharmaceuticals Corp. (a)	500,000	24,785
Millennium Pharmaceuticals, Inc. (a)	1,334,800	23,706
		605,248
Health Care Equipment & Supplies - 0.8%
Guidant Corp. (a)	4,079,600	157,065
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	9,000,000	$ 391,500
Zimmer Holdings, Inc. (a)	2,017,690	55,991
		604,556
Health Care Providers & Services - 2.5%
Cardinal Health, Inc.	13,429,336	993,099
Express Scripts, Inc. (a)	2,000,000	110,640
HealthSouth Corp. (a)	12,352,200	200,847
UnitedHealth Group, Inc.	6,288,200	418,165
Wellpoint Health Networks, Inc. (a)	621,300	67,815
		1,790,566
Pharmaceuticals - 10.3%
Abbott Laboratories	10,746,500	557,206
Allergan, Inc.	250,000	16,575
American Home Products Corp.	10,859,200	632,548
AstraZeneca PLC	988,100	46,144
Bristol-Myers Squibb Co.	21,276,900	1,182,145
Elan Corp. PLC sponsored ADR (a)	2,902,000	140,602
Eli Lilly & Co.	9,628,600	777,028
Johnson & Johnson	8,120,200	449,859
Merck & Co., Inc.	10,871,000	724,009
Pfizer, Inc.	47,277,975	1,895,847
Pharmacia Corp.	4,682,800	189,934
Sanofi-Synthelabo SA	2,850,000	185,527
Schering-Plough Corp.	15,633,400	579,999
		7,377,423
TOTAL HEALTH CARE		10,377,793
INDUSTRIALS - 10.5%
Aerospace & Defense - 0.7%
Boeing Co.	777,200	26,036
General Dynamics Corp.	1,891,800	167,084
Honeywell International, Inc.	9,176,937	242,271
United Technologies Corp.	1,471,600	68,429
		503,820
Airlines - 0.0%
AMR Corp. (a)	1,378,100	26,377
Building Products - 0.1%
Masco Corp.	4,565,200	93,313
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 1.0%
Automatic Data Processing, Inc.	1,900,000	$ 89,376
Cendant Corp. (a)	9,600,000	122,880
Ceridian Corp. (a)	2,140,200	31,033
ChoicePoint, Inc. (a)	937,500	39,038
First Data Corp.	2,275,000	132,542
Ionics, Inc.	625,000	13,819
Manpower, Inc.	2,905,900	76,512
Pitney Bowes, Inc.	3,208,400	122,561
Republic Services, Inc. (a)	3,500,000	56,700
		684,461
Electrical Equipment - 0.3%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	4,732,400	222,707
		222,707
Industrial Conglomerates - 7.8%
General Electric Co.	91,763,400	3,413,592
Minnesota Mining & Manufacturing Co.	1,615,320	158,947
Textron, Inc.	1,411,400	47,437
Tyco International Ltd.	42,300,000	1,924,650
		5,544,626
Machinery - 0.5%
Danaher Corp.	2,222,300	104,848
Illinois Tool Works, Inc.	3,960,000	214,276
Ingersoll-Rand Co.	1,768,850	59,787
Trivest 1992 Special Fund Ltd. (d)	26,600,000	532
		379,443
Road & Rail - 0.1%
Swift Transportation Co., Inc. (a)	2,510,175	44,430
Union Pacific Corp.	500,000	23,450
		67,880
TOTAL INDUSTRIALS		7,522,627
INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 2.0%
Brocade Communications System, Inc. (a)	4,644,000	65,155
CIENA Corp. (a)	4,068,095	41,861
Cisco Systems, Inc. (a)	44,630,479	543,599
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	2,124,100	$ 43,502
Corning, Inc.	3,000,000	26,460
Motorola, Inc.	15,500,000	241,800
Nokia Corp. sponsored ADR	7,991,200	125,062
QUALCOMM, Inc. (a)	7,245,700	344,461
		1,431,900
Computers & Peripherals - 2.2%
Dell Computer Corp. (a)	9,500,000	176,035
EMC Corp. (a)	4,100,000	48,175
International Business Machines Corp.	12,206,800	1,126,688
Network Appliance, Inc. (a)	3,000,000	20,400
Sun Microsystems, Inc. (a)	25,300,200	209,233
		1,580,531
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	3,325,526	65,014
Flextronics International Ltd. (a)	6,325,000	104,616
Thermo Electron Corp. (a)	2,871,500	51,831
Waters Corp. (a)	2,016,200	72,119
		293,580
Internet Software & Services - 0.1%
Openwave Systems, Inc.	3,329,598	42,452
VeriSign, Inc. (a)	300,000	12,570
		55,022
IT Consulting & Services - 0.4%
Accenture Ltd. Class A	2,000,000	25,500
Computer Sciences Corp. (a)	653,200	21,667
Electronic Data Systems Corp.	4,000,000	230,320
		277,487
Semiconductor Equipment & Products - 2.4%
Altera Corp. (a)	1,600,000	26,208
Analog Devices, Inc. (a)	3,707,732	121,243
Applied Materials, Inc. (a)	500,000	14,220
Applied Micro Circuits Corp. (a)	500,000	3,495
Broadcom Corp. Class A (a)	4,100,000	83,230
Intel Corp.	39,995,200	817,502
Lattice Semiconductor Corp. (a)	700,000	10,990
Linear Technology Corp.	3,053,200	100,145
LSI Logic Corp. (a)	500,000	5,875
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Marvell Technology Group Ltd. (a)	873,600	$ 12,536
Maxim Integrated Products, Inc. (a)	2,178,400	76,113
Micron Technology, Inc. (a)	9,634,000	181,408
Novellus Systems, Inc. (a)	700,000	19,992
Teradyne, Inc. (a)	200,000	3,900
Texas Instruments, Inc.	8,797,700	219,767
Vitesse Semiconductor Corp. (a)	2,900,000	22,475
Xilinx, Inc. (a)	1,200,000	28,236
		1,747,335
Software - 3.6%
Adobe Systems, Inc.	1,948,100	46,715
Computer Associates International, Inc.	4,352,800	112,041
Electronic Arts, Inc. (a)	2,354,100	107,512
Intuit, Inc. (a)	800,000	28,640
Microsoft Corp. (a)	37,022,300	1,894,431
Oracle Corp. (a)	18,395,000	231,409
PeopleSoft, Inc. (a)	1,300,000	23,452
Siebel Systems, Inc. (a)	5,470,000	71,165
VERITAS Software Corp. (a)	3,375,000	62,235
		2,577,600
TOTAL INFORMATION TECHNOLOGY		7,963,455
MATERIALS - 1.9%
Chemicals - 0.4%
E.I. du Pont de Nemours & Co.	7,300,000	273,896
Construction Materials - 0.2%
Lafarge North America, Inc. (c)	3,736,453	124,798
Metals & Mining - 0.4%
Alcoa, Inc.	7,180,000	222,652
Nucor Corp.	1,992,400	79,098
		301,750
Paper & Forest Products - 0.9%
Georgia-Pacific Group	10,793,500	310,745
International Paper Co.	9,600,000	334,080
Weyerhaeuser Co.	300,000	14,613
		659,438
TOTAL MATERIALS		1,359,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 4.7%
AT&T Corp.	29,189,984	$ 563,367
BellSouth Corp.	15,162,800	630,014
Qwest Communications International, Inc.	6,177,400	103,163
SBC Communications, Inc.	20,727,214	976,666
Sprint Corp. - FON Group	4,814,400	115,594
Tycom Ltd. (a)	1,280,100	10,049
Verizon Communications, Inc.	17,633,004	954,122
		3,352,975
Wireless Telecommunication Services - 1.1%
AT&T Wireless Services, Inc. (a)	20,677,436	308,921
Nextel Communications, Inc. Class A (a)	7,200,000	62,208
Sprint Corp. - PCS Group Series 1 (a)	7,100,000	186,659
Vodafone Group PLC	34,461,206	75,677
Vodafone Group PLC sponsored ADR	7,464,500	163,920
		797,385
TOTAL TELECOMMUNICATION SERVICES		4,150,360
UTILITIES - 0.4%
Electric Utilities - 0.0%
AES Corp. (a)	231,000	2,961
Gas Utilities - 0.2%
El Paso Corp.	3,800,000	157,890
Multi-Utilities - 0.2%
Enron Corp.	5,708,700	155,448
TOTAL UTILITIES		316,299
TOTAL COMMON STOCKS (Cost $52,844,325)		67,730,356
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. 8% non-cumulative (Cost $1,608)	1,031	1,608
Cash Equivalents - 5.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 3.42% (b) (Cost $3,981,017)	3,981,016,978	$ 3,981,017
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $56,826,950)		71,712,981
NET OTHER ASSETS - (0.1)%		(74,202)
NET ASSETS - 100%		$ 71,638,779
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $6,599,092,000 and $7,582,882,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,642,812,000 and $1,607,844,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were
$804,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,351,000 or
0% of net assets.

Income Tax Information

At September 30, 2001, the aggregate
cost of investment securities for income
tax purposes was $57,067,199,000.
Net unrealized appreciation aggregated $14,645,782,000, of which $21,896,534,000 related to appreciated investment securities and $7,250,752,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2001
Assets
Investment in securities, at value (including securities loaned of $24,689) (cost $56,826,950) - See accompanying schedule		$ 71,712,981
Receivable for investments sold		130,519
Receivable for fund shares sold		86,328
Dividends receivable		70,269
Interest receivable		12,447
Other receivables		263
Total assets		72,012,807
Liabilities
Payable for investments purchased	$ 179,151
Payable for fund shares redeemed	111,221
Accrued management fee	46,344
Other payables and accrued expenses	11,992
Collateral on securities loaned, at value	25,320
Total liabilities		374,028
Net Assets		$ 71,638,779
Net Assets consist of:
Paid in capital		$ 57,568,140
Undistributed net investment income		182,598
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(997,959)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,886,000
Net Assets, for 761,888 shares outstanding		$ 71,638,779
Net Asset Value and redemption price per share ($71,638,779 ÷ 761,888 shares)		$94.03
Maximum offering price per share (100/97.00 of $94.03)		$96.94

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended September 30, 2001
Investment Income Dividends (including $1,113 received from affiliated issuers)		$ 465,378
Interest		89,935
Security lending		375
Total income		555,688
Expenses
Management fee Basic fee	$ 239,619
Performance adjustment	69,155
Transfer agent fees	74,362
Accounting and security lending fees	1,052
Custodian fees and expenses	761
Registration fees	298
Audit	178
Legal	152
Reports to shareholders	1,941
Miscellaneous	63
Total expenses before reductions	387,581
Expense reductions	(4,845)	382,736
Net investment income		172,952
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $1,146 on sales of investments in affiliated issuers)	(686,905)
Foreign currency transactions	(379)
Futures contracts	(34,968)	(722,252)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(6,889,792)
Assets and liabilities in foreign currencies	286	(6,889,506)
Net gain (loss)		(7,611,758)
Net increase (decrease) in net assets resulting from operations		$ (7,438,806)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended September 30, 2001	Year ended March 31, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 172,952	$ 285,804
Net realized gain (loss)	(722,252)	2,146,996
Change in net unrealized appreciation (depreciation)	(6,889,506)	(28,518,183)
Net increase (decrease) in net assets resulting from operations	(7,438,806)	(26,085,383)
Distributions to shareholders From net investment income	(107,505)	(207,320)
From net realized gain	(614,309)	(3,590,364)
Total distributions	(721,814)	(3,797,684)
Share transactions Net proceeds from sales of shares	4,932,230	14,100,897
Reinvestment of distributions	706,261	3,720,411
Cost of shares redeemed	(6,029,353)	(16,842,928)
Net increase (decrease) in net assets resulting from share transactions	(390,862)	978,380
Total increase (decrease) in net assets	(8,551,482)	(28,904,687)
Net Assets
Beginning of period	80,190,261	109,094,948
End of period (including undistributed net investment income of $182,598 and $139,968, respectively)	$ 71,638,779	$ 80,190,261
Other Information Shares
Sold	45,607	110,507
Issued in reinvestment of distributions	6,183	28,852
Redeemed	(57,262)	(133,532)
Net increase (decrease)	(5,472)	5,827

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended September 30,	Years ended March 31,
	2001	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 104.50	$ 143.26	$ 129.75	$ 108.82	$ 80.20	$ 87.52
Income from Invest- ment Operations
Net investment income E	.22	.37	.59	.73	.73	1.38
Net realized and unrealized gain (loss)	(9.75)	(34.17)	25.04	26.02	34.35	5.25
Total from investment operations	(9.53)	(33.80)	25.63	26.75	35.08	6.63
Less Distributions
From net investment income	(.14)	(.27)	(.73)	(.67)	(1.25)	(1.10)
From net realized gain	(.80)	(4.69)	(11.39)	(5.15)	(5.21)	(12.85)
Total distributions	(.94)	(4.96)	(12.12)	(5.82)	(6.46)	(13.95)
Net asset value, end of period	$ 94.03	$ 104.50	$ 143.26	$ 129.75	$ 108.82	$ 80.20
Total Return B, C, D	(9.28)%	(24.22)%	21.11%	25.63%	45.41%	9.11%
Ratios to Average Net Assets
Expenses before expense reductions	.93% A	.89%	.75%	.62%	.62%	.66%
Expenses net of voluntary waivers, if any	.93% A	.89%	.75%	.62%	.62%	.66%
Expenses net of all reductions	.92% A, F	.88% F	.74% F	.60% F	.61% F	.64% F
Net investment income	.41% A	.29%	.46%	.66%	.77%	1.75%
Supplemental Data
Net assets, end of period (in millions)	$ 71,639	$ 80,190	$ 109,095	$ 90,715	$ 71,968	$ 51,243
Portfolio turnover rate	17% A	24%	28%	37%	34%	67%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended September 30, 2001

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Effective the close of business on September 30, 1997, the fund was closed to new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships and losses deferred due to wash sales transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .74% of average net assets after the performance adjustment.

Sales Load. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $2,170,000 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $89,229,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $2,788,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $5,000 and $2,052,000, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Extended Stay America, Inc.	$ -	$ -	$ -	$ 84,788
Lafarge North America, Inc.	1,169	-	1,113	124,798
Polo Ralph Lauren Corp. Class A	-	6,208	-	40,007
Swift Transportation Co., Inc.	-	593	-	-
TOTALS	$ 1,169	$ 6,801	$ 1,113	$ 249,593

Semiannual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Magellan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 1, 2001

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on October 3, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	37,024,287,574.07	88.233
Against	2,244,777,625.64	5.349
Abstain	2,693,007,154.14	6.418
TOTAL	41,962,072,353.85	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	37,129,087,762.30	88.482
Against	2,166,962,107.18	5.165
Abstain	2,666,022,484.37	6.353
TOTAL	41,962,072,353.85	100.000
PROPOSAL 3
To elect a Board of Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	40,129,924,769.65	95.634
Withheld	1,832,147,584.20	4.366
TOTAL	41,962,072,353.85	100.000
Ralph F. Cox
Affirmative	40,088,783,336.85	95.536
Withheld	1,873,289,017.00	4.464
TOTAL	41,962,072,353.85	100.000
Phyllis Burke Davis
Affirmative	40,075,811,454.54	95.505
Withheld	1,886,260,899.31	4.495
TOTAL	41,962,072,353.85	100.000
	# of Votes Cast	% of Votes Cast
Robert M. Gates
Affirmative	40,078,594,717.14	95.511
Withheld	1,883,477,636.71	4.489
TOTAL	41,962,072,353.85	100.000
Abigail P. Johnson
Affirmative	40,052,081,687.82	95.448
Withheld	1,909,990,666.03	4.552
TOTAL	41,962,072,353.85	100.000
Edward C. Johnson 3d
Affirmative	40,075,416,688.28	95.504
Withheld	1,886,655,665.57	4.496
TOTAL	41,962,072,353.85	100.000
Donald J. Kirk
Affirmative	40,122,841,001.14	95.617
Withheld	1,839,231,352.71	4.383
TOTAL	41,962,072,353.85	100.000
Marie L. Knowles
Affirmative	40,129,313,532.92	95.632
Withheld	1,832,758,820.93	4.368
TOTAL	41,962,072,353.85	100.000
Ned C. Lautenbach
Affirmative	40,141,504,745.81	95.661
Withheld	1,820,567,608.04	4.339
TOTAL	41,962,072,353.85	100.000
Peter S. Lynch
Affirmative	40,156,226,406.52	95.696
Withheld	1,805,845,947.33	4.304
TOTAL	41,962,072,353.85	100.000
Marvin L. Mann
Affirmative	40,107,169,315.92	95.580
Withheld	1,854,903,037.93	4.420
TOTAL	41,962,072,353.85	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	40,110,112,230.48	95.587
Withheld	1,851,960,123.37	4.413
TOTAL	41,962,072,353.85	100.000
William S. Stavropoulos
Affirmative	40,044,629,087.48	95.431
Withheld	1,917,443,266.37	4.569
TOTAL	41,962,072,353.85	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	35,731,056,654.57	85.151
Against	2,884,178,735.16	6.873
Abstain	3,346,836,964.12	7.976
TOTAL	41,962,072,353.85	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	36,075,148,802.08	85.971
Against	2,499,312,200.27	5.956
Abstain	3,387,611,351.50	8.073
TOTAL	41,962,072,353.85	100.000

* Denotes trust-wide proposals and voting results.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
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California

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Maine

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Semiannual Report

Michigan

280 Old N. Woodward Ave.
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29155 Northwestern Hwy.
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Minnesota

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Missouri

700 West 47th Street
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New Jersey

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New York

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North Carolina

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Virginia

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Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Robert E. Stansky, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

* Independent trustees

Custodian

State Street Bank and Trust Company Quincy, MA

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